                                        EXHIBIT 99.906 CERT

CERTIFICATION UNDER SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Henry J. Herrmann, President and Principal Executive Officer, and Theodore W. Howard, Treasurer and Principal Financial Officer of W&R Target Funds, Inc. (the "Registrant"), each certify to the best of his knowledge that:

     1.     The Registrant's periodic report on Form N-CSR for the period covered by the report (the "Form N-CSR") fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

     2.     The information contained in the Form N-CSR fairly represents, in all material respects, the financial condition and results of operation of the Registrant.

By /s/Henry J. Herrmann
       Henry J. Herrmann, Principal Executive Officer

Date September 10, 2004

By /s/Theodore W. Howard
       Theodore W. Howard, Principal Financial Officer

Date September 10, 2004